                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Adaptive Broadband Corporation           Case No.           01-53685 ASW
        2055 Gateway Place, Suite 400
        San Jose, CA 95110                       CHAPTER 11
                                                 MONTHLY OPERATING REPORT
                                                 (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


     MONTH ENDED:            09/29/01 (1)                             PETITION DATE:           07/26/01

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in    $1
                            --                                                End of             End of                  As of
2.   Asset and Liability Structure                                        Current Month        Prior Month          Petition Filing
                                                                          -------------        ------------         ---------------
     a.  Current Assets                                                    $31,645,085          $32,205,289
     b.  Total Assets                                                      $56,730,932          $58,023,014           $58,117,978
     c.  Current Liabilities                                                  $779,772             $580,531
     d.  Total Liabilities                                                 $29,152,714          $28,953,473           $28,398,051

                                                                                                                       Cumulative
3.   Statement of Cash Receipts & Disbursements for Month                 Current Month         Prior Month          (Case to Date)
                                                                          -------------         -----------          --------------
     a.  Total Receipts                                                       $271,009             $250,964              $521,973
     b.  Total Disbursements                                                  $433,498             $358,465              $791,965
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($162,489)           ($107,501)            ($269,992)
     d.  Cash Balance Beginning of Month (2)                               $26,474,480          $26,867,358           $26,867,358
     e.  Cash Balance End of Month (c + d)                                 $26,311,991          $26,759,857           $26,311,989

                                                                                                                      Cumulative
                                                                         Current Month          Prior Month         (Case to Date)
                                                                         -------------          -----------         --------------
4.   Profit/(Loss) from the Statement of Operations                                N/A                  N/A               N/A
5.   Account Receivables (Pre and Post Petition)                              $272,878             $261,000
6.   Post-Petition Liabilities                                                $779,772             $580,531
7.   Past Due Post-Petition Account Payables (over 30 days)                         $0                   $0

At the end of this reporting month:                                                                   Yes                  No
                                                                                                      ---                  --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                   X
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of          X
     payment, amount of payment and name of payee)
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                     X
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,             X
     attach listing including date of payment, amount and reason for payment, and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?                   X
13.  Are a plan and disclosure statement on file?                                                                          X
14.  Was there any post-petition borrowing during this reporting period?                                                   X
15.  Check if paid: Post-petition taxes  X  ;        U.S. Trustee Quarterly Fees ____; Check if filing is current for: Post-petition
     tax reporting and tax returns:         .
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
     Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:          10/20/01                                                  /s/ Daniel L. Scharre
                                                                         Responsible Individual - Daniel Scharre, CEO

(1) Adaptive Broadband utilizes a fiscal calendar (a 4-week month, 4-week month, 5-week month) that does not directly correspond with Calendar month-end dates. Accordingly, this Monthly Operating Report reflects an ending-date consistent with the Debtor's books and records.

(2) $26,474,480 represents the adjusted cash balance at beginning of period following the completion of the August 2001 bank reconciliation. See Attached Statement of Cash Receipts and Disbursements.

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 09/29/01

          Assets                                                             From Schedules             Market Value
                                                                             --------------             ------------
               Current Assets

      1             Cash and cash equivalents - unrestricted                                              $21,021,133
      2             Cash and cash equivalents - restricted                                                 $5,290,856
      3             Accounts receivable (net)                                      A                         $272,878
      4             Inventory                                                      B                       $3,562,945
      5             Prepaid expenses                                                                         $933,445
      6             Professional retainers (estimate only)                                                   $550,000
      7             Other:  Interest Income Receivable                                                        $13,828
      8
      9                     Total Current Assets                                                          $31,645,085
               Property and Equipment (Market Value)

     10             Real property                                                  C                               $0
     11             Machinery & Equipment                                          D                       $1,255,316
     12             Furniture and fixtures                                         D                               $0
     13             Office equipment                                               D                               $0
     14             Leasehold improvements                                         D                               $0
     15             Computer, Hardware & Software                                  D                       $2,743,765
     16             Other:                                                         D
     17                                                                            D
     18                                                                            D
     19                                                                            D
     20                                                                            D
     21                     Total Property and Equipment                                                   $3,999,081

               Other Assets

     22             Loans to shareholders
     23             Loans to affiliates - Secured                                                            $288,145
     24             Loans to affiliates (net) - unsecured                                                 $19,587,340
     25             Notes Receivables                                                                      $1,029,137
     26             Security Deposits                                                                        $182,144
     27
     28                     Total Other Assets                                                            $21,086,766
     29                     Total Assets                                                                  $56,730,932

NOTE: At the guidance of the US Trustee, Adaptive Broadband Corporation, Debtor
      In Possession, is presenting its assets at cost value less accumulated depreciation, if any. In addition, Accounts Receivable, Inventory and Property Plant & Equipment are reflective of a provisional impairement write-down.

                             Liabilities and Equity
                             (General Business Case)

          Liabilities From Schedules

               Post-Petition

                    Current Liabilities

     30                     Salaries and Wages (including Contract Labor)                                           $0
     31                     Payroll taxes                                                                     $185,062
     32                     Real and personal property taxes
     33                     Income taxes
     34                     Sales taxes
     35                     Notes payable (short term)
     36                     Accounts payable (trade)                                        A                  $94,710
     37                     Real property lease arrearage
     38                     Personal property lease arrearage
     39                     Accrued professional fees (estimate only)                                         $500,000
     40                     Current portion of long-term post-petition debt (due within 12 months)
     41                     Other:
     42
     43

     44                     Total Current Liabilities                                                         $779,772

     45             Long-Term Post-Petition Debt, Net of Current Portion

     46                     Total Post-Petition Liabilities                                                   $779,772

               Pre-Petition Liabilities (allowed amount)

     47                     Secured claims                                                  F                       $0
     48                     Priority unsecured claims                                       F                 $159,165
     49                     General unsecured claims                                        F              $28,213,777

     50                     Total Pre-Petition Liabilities                                                 $28,372,942

     51                     Total Liabilities                                                              $29,152,714

          Equity (Deficit)

     52             Retained Earnings/(Deficit) at time of filing                                        ($131,091,067)
     53             Capital Stock                                                                           $3,777,628
     54             Additional paid-in capital                                                            $157,920,727
     55             Cumulative profit/(loss) since filing of case                                          ($3,029,070)
     56             Post-petition contributions/(distributions) or (draws)
     57

     58             Market value adjustment

     59                     Total Equity (Deficit)                                                         $27,578,218

     60   Total Liabilities and Equity (Deficit)                                                           $56,730,932


                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

                                                         Accounts Receivable        Accounts Payable           Past Due
Receivables and Payables Agings                        [Pre and Post Petition]      [Post Petition]       Post Petition Debt

     0 -30 Days                                                            $0              $94,710
     31-60 Days                                                            $0
     61-90 Days                                                            $0                                             $0
     91+ Days                                                      $9,161,150
     Total accounts receivable/payable                             $9,161,150              $94,710
     Allowance for doubtful accounts                               $8,888,272
     Accounts receivable (net)                                       $272,878


                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)
----------------------------------
                                                     Inventory(ies)
                                                       Balance at
                                                      End of Month
                                                      ------------

     Retail/Restaurants -
       Product for resale

     Distribution -
       Products for resale

     Manufacturer -
       Raw Materials                                         $10,549,489
       Work-in-progress                                       $2,702,024
       Finished goods                                        $42,876,598

     Inventory Write-Down Provision                         ($52,565,166)


         TOTAL                                                $3,562,945

     Method of Inventory Control

     Do you have a functioning perpetual inventory system?
                  Yes   X       No

     How often do you take a complete physical inventory?

       Weekly
       Monthly
       Quarterly                X
       Semi-annually
       Annually
Date of last physical inventory was                  07/13/01

Date of next physical inventory is              Not Yet Determined


Cost of Goods Sold
------------------

Inventory Beginning of Month                                   $3,642,187
Add -
  Net Purchase
  Direct labor
  Manufacturing overhead
  Freight in
  Other:



Less -
  Inventory End of Month                                       $3,562,945
  Shrinkage
  Personal Use

Cost of Goods Sold                                                $79,242


Inventory Valuation Methods

Indicate by a checkmark method of inventory used.


Valuation methods -
    FIFO cost
    LIFO cost
    Lower of cost or market                     X
    Retail method
    Other
      Explain

                          Schedule C
                         Real Property

Description                                                                       Cost                  Market Value
                                                                                  ----                  ------------

                                 N/A                                              N/A                        N/A





       Total                                                                       $0                         $0



                          Schedule D
                   Other Depreciable Assets

Description                                                                       Cost                  Market Value
Machinery & Equipment -                                                           ----                  ------------
                                                                              $1,255,316                 $1,255,316



       Total                                                                  $1,255,316                 $1,255,316

Furniture & Fixtures -
                                                                                      $0                         $0



       Total                                                                          $0                         $0

Office Equipment -



       Total                                                                          $0                         $0

Leasehold Improvements -
                                                                                      $0                         $0



       Total                                                                          $0                         $0

Computer, Hardware & Software (1)
       Computer Equipment, Oracle Software, Exhibit Booth & Website           $2,743,765                 $2,743,765



       Total                                                                  $2,743,765                 $2,743,765

NOTE:
----

At the guidance of the US Trustee, Adaptive Broadband Corporation, Debtor In Possession, is presenting its assets at cost value less accumulated depreciation, if any. In addition, Accounts Receivable, Inventory and Property Plant & Equipment are reflective of a provisional impairement write-down.

(1) This shows an increase of $243,778 from prior month, resulting from a reclassification of certain assets (including certain software, the company's website, and an exhibit booth) previously included under "Leasehold Improvements".

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)



Taxes Payable                                   0-30 Days          31-60 Days         61-90 Days        91+ Days            Total
                                                ---------          ----------         ----------        --------            -----
Federal
        Income Tax Withholding                   $25,604             $27,074           $57,910                            $110,588
        FICA - Employee                           $4,227              $4,620           $16,130                             $24,977
        FICA - Employer                           $4,227              $4,620           $16,130                             $24,977
        Unemployment (FUTA)                                                                                                     $0
        Income                                                                                                                  $0
        Other (Attach List)                                                                                                     $0
Total Federal Taxes                              $34,057             $36,314           $90,170              $0            $160,541
State and Local

        Income Tax Withholding                    $6,177              $6,650           $10,909                             $23,736
        Unemployment (UT)                                                                                                       $0
        Disability Insurance (DI)                   $158                $203              $424                                $785
        Empl. Training Tax (ETT)                                                                                                $0
        Sales                                                                                                                   $0
        Excise                                                                                                                  $0
        Real property                                                                                                           $0
        Personal property                                                                                                       $0
        Income                                                                                                                  $0
        Other (Attach List)                                                                                                     $0
Total State & Local Taxes                         $6,335              $6,853           $11,333              $0             $24,521
Total Taxes                                      $40,392             $43,167          $101,503              $0            $185,062

See Attached Schedule E Footnotes

                                   Schedule F
                            Pre-Petition Liabilities


List Total Claims For Each Classification                                                     Claimed          Allowed
                                                                                               Amount           Amount
                                                                                               ------           ------
        Secured claims                                                                                $0              $0
        Priority claims other than taxes                                                        $159,165        $159,165
        Priority tax claims                                                                           $0              $0
        General unsecured claims                                                             $28,213,777     $28,213,777
        See Attached Schedule F Footnotes



                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                              Account 1          Account 2          Account 3        Account 4           Account 5
                                              ---------          ---------          ---------        ---------           ---------
Bank                                      Bank of America    Bank of America     Merrill Lynch     Union Bank         Reliance Trust
Account Type                              Debtor In Poss     Master Account      Money Market      CD                 Deferred Comp.
Account No.                               12339-36178        12338-10046         291-070236        6459018252         150209526
Account Purpose                           Operations         Sweep Account       Savings           Savings            SEDCP
Balance, End of Month                            $217,303        $10,740,961       $10,052,223     $1,393,054             $3,897,802
Total Funds on Hand for all Accounts          $26,311,989
                                                                                    Account 6        Account 7
                                                                                    ---------        ---------
                                                                                 Bank of China     Bank of China
                                                                                 USD$-Ops.         RMB-Ops.
                                                                                 200008-093014     200008-093001
                                                                                 Operations        Operations
                                                                                        $7,318            $3,327


Note: Copies of bank statements for all accounts other than at Reliance Trust are attached. The Debtor is working to obtain an accurate statement from Reliance Trust.

Schedule E - Footnote
---------------------
Explanation for Aging of Post-Petition Taxes

Processing of the Debtor's payroll is typically handled by the Debtor's payroll processor, ADP. In addition to processing the Debtor's payroll, ADP typically calculates the Debtor's share of Social Security and Medicare obligations with respect to each payroll, deducts such amounts from the Debtor's payroll account, and forwards such amounts to the appropriate taxing authorities. However, for the Debtor's last payroll before its bankruptcy filing, the deduction from the Debtor's payroll account for the Debtor's share of payroll taxes for such payroll was not completed before the Debtor's payroll account was frozen by the Debtor's bankruptcy filing. Accordingly, the Debtor's share of payroll tax obligations on that final prepetition payroll, totaling $13,551.58, was not collected or paid by ADP ("Prepetition Payroll Taxes").

As one of the Debtor's "first day" motions, the Debtor requested and obtained authority to pay to the appropriate taxing authorities deductions from employee paychecks for employees' shares of prepetition payroll taxes, and to pay prepetition employee wages that were due and owing and the Debtor's share of payroll taxes for such wages; however, because the Debtor was not aware that the Prepetition Payroll Taxes were unpaid, the Debtor did not request or obtain authority to pay its unpaid share of prepetition payroll taxes on prepetition wages that were paid prior to the Petition Date.

Accordingly, on September 17, 2001, the Debtor requested authority to pay the Prepetition Payroll Taxes, totaling $13,551.58, to the appropriate taxing authorities. ADP had refused to collect and pay any of the Debtor's payroll taxes, including payroll taxes incurred post-petition with respect to post-petition payrolls paid through ADP, unless the Prepetition Payroll Taxes were paid in full.

The Debtor has subsequently received approval from the U.S. Bankruptcy Court for payment of the $13,551.58 in prepetition payroll taxes. ADP was authorized in September 2001 to debit the Debtor's payroll account for amounts required to pay any prepetition, August 2001, and September 2001 payroll taxes. However, it was not until fiscal October 2001 that ADP actually arranged for payment of such taxes. This payment arrangement is expected to continue for future periods.

--------------------------------------------------------------------------------

Schedule F - Footnotes
----------------------

a) Pre-petition claims are presented as best represented in Adaptive Broadband's books and records. The `claimed' and `allowed' amounts of such claims have, in most cases, not yet been determined. Some claims included in `general unsecured claims' are stated at their potential gross amounts owed, although the `allowed' amount of these claims could face limitations
     - as stipulated by the U.S. Bankruptcy Code.

b) Adaptive Broadband has not completed its analysis of claims in this case and reserves the right to object to all claims scheduled or otherwise listed.

c) A number of claims were scheduled with the Bankruptcy Court as contingent, unliquidated, or disputed. For many of these items, a value was undeterminable at the time scheduled with the Court - and is currently undeterminable. As a result, these items are not included in the claim totals listed in Schedule F above.

d) Adaptive Broadband has provided a value for contingent, unliquidated or disputed claims when information was available for a reasonable estimation. Included in estimated contingent claims as part of the `general unsecured claims' above are the following: $2.5MM for a potential warranty claim with Comtech Telecommunications, $2MM for a contingent settlement agreement with Northrop Grumman, and $14.8MM relating to Solectron Corporation.

e) `Priority claims other than taxes' represents Adaptive Broadband's best estimate as to those employee claims eligible for priority status. The Company is currently reviewing these amounts and will continue to make any necessary adjustments to the allocation between priority and non-priority status, if warranted.

f) General unsecured claims includes approximately $132K in prepetition taxes. Adaptive Broadband is attempting to identify which, if any, amounts owing to taxing authorities are eligible for priority status.

g) Adaptive Broadband Corporation has rejected three real property leases during the post-petition period. The Company is currently in the process of estimating the potential damage claim, if any, afforded to the landlords of these properties as may be allowed under the U.S. Bankruptcy Code. No such estimate is included in the `general unsecured claims' listed above.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 09/29/01

                                                                             Actual               Cumulative
                                                                         Current Month          (Case to Date)
                                                                         -------------          --------------
     Cash Receipts
1           Rent/Leases Collected                                                                           $0
2           Cash Received from Sales                                          $148,340                $319,625
3           Interest Received                                                  $63,000                $133,816
4           Borrowings                                                                                      $0
5           Funds from Shareholders, Partners, or Other Insiders                                            $0
6           Capital Contributions                                                                           $0
7           Vendor Refunds & Misc. Receipts                                     $9,669                 $18,532
8           Sale of Furniture @ old leased building                            $50,000                 $50,000
9                                                                                                           $0
10                                                                                                          $0
11                                                                                                          $0
                                                                         -------------          --------------
12                Total Cash Receipts                                         $271,009                $521,973
                                                                         -------------          --------------
     Cash Disbursements
13          Payments for Inventory                                                                          $0
14          Selling                                                                                         $0
15          G&A/Misc.                                                          $19,857                 $20,736
16          Rent                                                               $29,093                $213,282
17          Insurance Expenses                                                 $10,748                 $10,748
18          Interest Paid                                                                                   $0
            Rent/Lease:                                                                                     $0
19                Storage Fees                                                                              $0
20                Real Property                                                                             $0
            Amount Paid for Compensation                                                                    $0
21                Salaries (Net)                                              $120,435                $206,024
22                Contract Labor                                               $17,514                 $34,492
23                Payroll Processing Fees                                       $1,169                  $1,169
24                Expense Reimbursements (Travel,  Air & Misc.)                $12,557                 $12,557
25                Other (Fringe)                                               $74,465                $100,859
26          Salaries/Commissions (less employee withholding)                                                $0
27          Management Fees                                                                                 $0
            Taxes:                                                                                          $0
28                Employee Withholding                                                                      $0
29                Employer Payroll Taxes                                                                    $0
30                Real Property Taxes                                                                       $0
31                Sales Taxes                                                      $50                     $50
32          Other Cash Outflows:
33                Travel & Meetings                                                 $0                      $0
34                Technology & Phone                                            $7,504                  $7,594
35                Engineering & Operations                                        $965                  $1,325
36                Professional Consulting Services                            $100,000                $100,253
37                Moving Expenses                                              $23,509                 $42,126
38                Disbursements of China Subsidiary                            $15,632                 $40,748
                                                                         -------------          --------------
39                Total Cash Disbursements:                                   $433,498                $791,965
                                                                         -------------          --------------
40   Net Increase (Decrease) in Cash                                         ($162,489)              ($269,992)
                                                                         -------------          --------------
41   Cash Balance, Beginning of Period (Unadjusted)                        $26,759,857             $26,867,358
                                                                         -------------          --------------
42   Reconciling Adjustment                                                  ($285,377)              ($285,377)
                                                                         -------------          --------------
43   Cash Balance, Beginning of Period (Adjusted)                          $26,474,480             $26,581,981
                                                                         -------------          --------------
44   Cash Balance, End of Period                                           $26,311,991             $26,311,991
                                                                         =============          ==============

Reconciling adjustment is a result of the Debtor completing its August 2001 bank reconciliations. Consistent with what was reported in the August 2001 MOR, a restatement of the Reliance Trust Value and outstanding checks were contributing factors to the adjustment.

Adaptive Broadband Corporation
Tax Statement
August 26, 2001 to September 29, 2001


                                                           Amount Remitted To          Date Remitted To
                                      Amount               Taxing Authority [A]         Tax Authority
                                  --------------        --------------------------  ----------------------
Gross Payroll & Payroll Taxes
-----------------------------
    Gross Payroll                 $   181,744.00                   0
    Federal Taxes Withheld        $   110,588.00                   0
    State Taxes Withheld          $    24,521.00                   0
    Employer Taxes                $    49,953.00                   0

Gross Sales
-----------
    Gross Sales                   $   208,009.00                   0 [B]




Notes:

[A]  See footnote to Schedule E
[B] As a result of reseller agreements and international sales, no sales tax is related to gross sales.

ADAPTIVE BROADBAND CORPORATION
Payments to Insiders & Professionals
08/28/01 TO 09/28/01

     PAYEE                         CATEGORIZATION                  DATE      CHECK #      Amount Paid
PETER MALONEY              56010 - Travel - Air and Misc.        09/28/01     1159              221
DANIEL SCHARRE             56010 - Travel - Air and Misc.        09/14/01     1078              147
IAN WALTERS                56010 - Travel - Air and Misc.        09/14/01     1084              358
PETER MALONEY              56010 - Travel - Air and Misc.        09/14/01     1078               29
DANIEL SCHARRE             56010 - Travel - Air and Misc.        08/31/01     1051              120
ELIAS NADER                56010 - Travel - Air and Misc.        08/31/01     1058              182
IAN WALTERS                56010 - Travel - Air and Misc.        08/31/01     1057              143
JERROLD KOLLMAN            51100 - Wages & Salaries              09/28/01     1132            4,975
PETER MALONEY              51100 - Wages & Salaries              09/28/01     1134            5,397
ELIAS NADER                51100 - Wages & Salaries              09/28/01     1135            3,636
DANIEL SCHARRE             51100 - Wages & Salaries              09/28/01     1136            6,883
IAN WALTERS                51100 - Wages & Salaries              09/28/01     1136            3,744
DANIEL SCHARRE             51100 - Wages & Salaries              09/14/01     1078            6,160
ELIAS NADER                51100 - Wages & Salaries              09/14/01     1077            3,636
IAN WALTERS                51100 - Wages & Salaries              09/14/01     1084            3,744
JERROLD KOLLMAN            51100 - Wages & Salaries              09/14/01     1085            4,976
PETER MALONEY              51100 - Wages & Salaries              09/14/01     1078            6,387
DANIEL SCHARRE             51100 - Wages & Salaries              08/31/01     1061            6,883
ELIAS NADER                51100 - Wages & Salaries              08/31/01     1050            3,836
IAN WALTERS                51100 - Wages & Salaries              08/31/01     1054            3,744
JERROLD KOLLMAN            51100 - Wages & Salaries              08/31/01     1048            4,975
PETER MALONEY              51100 - Wages & Salaries              08/31/01     1047            5,397

Arthur Andersen LLP        56408 - Professional Services         09/20/01     1108          100,000

ADAPTIVE BROADBAND CORPORATION
ADAP SEPTEMBER 01 DISBURSEMENTS
08/26/01 TO 09/28/01

------------------------------------------------------------------------------------------------------------------------------------
        PAYEE                           DESCRIPTION                                         CATEGORIZATION
------------------------------------------------------------------------------------------------------------------------------------
U.S.
-------------------------------------
NORTHEAST SOFTWARE SERVICES           INV 7126, 7137                                  56613 - Computer System Support / Maintenance
Atlas Sales & Rentals                 Air Conditioner Rental                          56613 - Computer System Support / Maintenance
SKYTEL                                INV 1I2307884                                   56605 - Wireless phones
AT&T                                  Phones                                          56605 - Wireless phones
Sprint PCS                            Phones                                          56605 - Wireless phones
Verizon Wireless                      Phones                                          56605 - Wireless phones
HURRICANE ELECTRIC INTERNET           INV 9609706IN                                   56603 - WAN/Internet
Hurrican Electric Internet Services   Internet                                        56603 - WAN/Internet
Worldcom/UUNET                        Internet                                        56603 - WAN/Internet
Pacific Bell                          Phones                                          56602 - Local phones
PACIFIC BELL                          Inv 9607382418, 960757415                       56601 - Long Distance
ANDERSEN LLP                          INV 15078                                       56408 - Professional Services
ADP                                   Inv 101334                                      56407 - Payroll Processing Fees
ADP                                   Payroll                                         56407 - Payroll Processing Fees
ADP                                   Payroll                                         56407 - Payroll Processing Fees
ADP                                   Payroll                                         56407 - Payroll Processing Fees
CITY OF SUNNYVALE                     INV 110827782SEP01                              56299 - Misc. Expenses
PACIFIC GAS & ELECTRIC CO.            INV HVV5052605AUG01,5052806AUG01, 5052605SEP01  56299 - Misc. Expenses
TERMINIX                              Inv 2223108254964                               56299 - Misc. Expenses
PURDENTIAL SECURITY                   Inv 1753                                        56299 - Misc. Expenses
SALOMON SMITH BARNEY                  Inv 101004107                                   56299 - Misc. Expenses
WALTER YONAN                          TRASH PICK UP AT 1143 BORREGAS                  56299 - Misc. Expenses
AON Risk Services                     Medical                                         56221 - Insurance Expense
COMMISSIONER OF TAXATION              INV 13AUG01                                     56204 - Sales Tax Expense
ALHAMBRA                              INV 861581310                                   56136 - Office Supplies & Support
SHRE IT - SAN JOSE                    INV 1981203                                     56136 - Office Supplies & Support
UNITED PARCEL SERVICE                 INV E3W351/341                                  56136 - Office Supplies & Support
DHL WORLDWID                          Inv 7217918                                     56136 - Office Supplies & Support
FEDERAL EXPRESS                       Inv 20AUG01                                     56136 - Office Supplies & Support
UNITED PARCEL SERVICE                 Inv 100E3W371                                   56136 - Office Supplies & Support
United Parcel Service                 Supplies                                        56136 - Office Supplies
IRON MOUNTAIN                         INV 220146651A, 777016163                       56134 - Rent Expense
IRON MOUNTAIN                         INV 220147827, 777016551                        56134 - Rent Expense
ORCHARD FACILITIES SERVICES           INV 12581                                       56134 - Rent Expense
ATLAS SALES & RENTALS, INC.           RENTAL AIR CONDITION                            56134 - Rent Expense
JIT TRANSPORTATION                    INV 605580                                      56134 - Rent Expense
HOGLAND TRANSFER                      Inv 6206                                        56134 - Rent Expense
STERLING LOGISTICS                    Inv 16918                                       56134 - Rent Expense
HQ GLOBAL WORKPLACES                  Inv SJ004F710661                                56134 - Rent Expense
HQ GLOBAL WORKPLACES                  Rent                                            56134 - Rent Expense
Iron Mountain                         Rent                                            56134 - Rent Expense
GLENN WILLMAN                         Movers                                          56133 - Moving Expenses
LOUIS DOMINGUEZ                       Movers                                          56133 - Moving Expenses
MOVER SERVICES INC                    Movers                                          56133 - Moving Expenses
ROCKY JOE TORRES                      Movers                                          56133 - Moving Expenses
BOFA/MOVER SERVICES INC               CASHIERS CHECK FOR MOVERS SERVICES INC.         56133 - Moving Expenses
HEWLETT-PACKARD                       ADD'L MOVING FEES                               56133 - Moving Expenses
JIT TRANSPORTATION                    2 MOS STORAGE FEE /PICK UP FEE (INVENTORY)      56133 - Moving Expenses
O'NEIL RELOCATION                     MOVE FROM 1143 BORREGAS                         56133 - Moving Expenses
MARK SHUPE                            EXPENSES                                        56010 - Travel - Air and Misc.
PETER MALONEY                         EXPENSES                                        56010 - Travel - Air and Misc.
SUMMER CANNON                         EXPENSES                                        56010 - Travel - Air and Misc.
CAMBRIAN PLAZA TRAVEL                 EXPENSES                                        56010 - Travel - Air and Misc.
DANIEL SCHARRE                        EXPENSES                                        56010 - Travel - Air and Misc.
FU-CHIEH CHANG                        EXPENSES                                        56010 - Travel - Air and Misc.





--------------------------------------------------------------------
        PAYEE                          DATE     CHECK #    AMOUNT
--------------------------------------------------------------------
U.S.
-----------------------------------
NORTHEAST SOFTWARE SERVICES           09/24/01   1115       160
Atlas Sales & Rentals                 09/13/01   1072       670
SKYTEL                                09/24/01   1118        10
AT&T                                  09/14/01   1092        42
Sprint PCS                            09/14/01   1097       769
Verizon Wireless                      09/14/01   1101       334
HURRICANE ELECTRIC INTERNET           09/24/01   1113       850
Hurrican Electric Internet Services   09/14/01   1094       850
Worldcom/UUNET                        09/14/01   1100     2,126
Pacific Bell                          09/14/01   1096        97
PACIFIC BELL                          09/28/01   1148     3,263
ANDERSEN LLP                          09/20/01   1106   100,000
ADP                                   09/28/01   1140        47
ADP                                   09/06/01   1070       815
ADP                                   09/14/01   1089        54
ADP                                   09/14/01   1090       253
CITY OF SUNNYVALE                     09/24/01   1111        59
PACIFIC GAS & ELECTRIC CO.            09/24/01   1116    10,249
TERMINIX                              09/28/01   1152        70
PURDENTIAL SECURITY                   09/28/01   1155     1,128
SALOMON SMITH BARNEY                  09/28/01   1156     3,483
WALTER YONAN                          08/31/01   1062     3,200
AON Risk Services                     09/14/01   1091    10,748
COMMISSIONER OF TAXATION              09/24/01   1122        50
ALHAMBRA                              09/24/01   1107        30
SHRE IT - SAN JOSE                    09/24/01   1117        85
UNITED PARCEL SERVICE                 09/24/01   1124        54
DHL WORLDWID                          09/28/01   1143       166
FEDERAL EXPRESS                       09/28/01   1144        44
UNITED PARCEL SERVICE                 09/28/01   1157       431
United Parcel Service                 09/14/01   1099       155
IRON MOUNTAIN                         09/17/01   1104       581
IRON MOUNTAIN                         09/24/01   1114       581
ORCHARD FACILITIES SERVICES           09/24/01   1123        64
ATLAS SALES & RENTALS, INC.           09/24/01   1125       670
JIT TRANSPORTATION                    09/26/01   1126       200
HOGLAND TRANSFER                      09/28/01   1145    12,483
STERLING LOGISTICS                    09/28/01   1151        75
HQ GLOBAL WORKPLACES                  09/28/01   1154    10,656
HQ GLOBAL WORKPLACES                  09/01/01   1068       850
Iron Mountain                         09/14/01   1095       589
GLENN WILLMAN                         09/01/01   1066       200
LOUIS DOMINGUEZ                       09/01/01   1064       200
MOVER SERVICES INC                    09/01/01   1067     6,064
ROCKY JOE TORRES                      09/01/01   1065       200
BOFA/MOVER SERVICES INC               08/31/01   1063    16,202
HEWLETT-PACKARD                       08/31/01   1060       643
JIT TRANSPORTATION                    08/31/01   1061     1,450
O'NEIL RELOCATION                     08/31/01   1059       894
MARK SHUPE                            09/28/01   1137     1,384
PETER MALONEY                         09/28/01   1159       221
SUMMER CANNON                         09/06/01   1069       150
CAMBRIAN PLAZA TRAVEL                 09/07/01   1071       466
DANIEL SCHARRE                        09/14/01   1078       147
FU-CHIEH CHANG                        09/14/01   1086       205

------------------------------------------------------------------------------------------------------------------------------------
   PAYEE                      DESCRIPTION                                  CATEGORIZATION                DATE     CHECK #   AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
IAN WALTERS               EXPENSES                                     56010 - Travel - Air and Misc.   09/14/01   1084        356
MARK SHUPE                EXPENSES                                     56010 - Travel - Air and Misc.   09/14/01   1102        394
MARK SHUPE                EXPENSES                                     56010 - Travel - Air and Misc.   09/14/01   1103      1,526
PETER MALONEY             EXPENSES                                     56010 - Travel - Air and Misc.   09/14/01   1076         29
DANIEL SCHARRE            EXPENSES                                     56010 - Travel - Air and Misc.   08/31/01   1051        120
ELIAS NADER               EXPENSES                                     56010 - Travel - Air and Misc.   08/31/01   1056        182
HONGBIN SHEN              EXPENSES                                     56010 - Travel - Air and Misc.   08/31/01   1052      1,663
IAN WALTERS               EXPENSES                                     56010 - Travel - Air and Misc.   08/31/01   1057        143
AON CONSULTING            INV 3870, 3923, 3924                         53000 - Fringe Expense           09/24/01   1108      1,240
AON RISK SERVICES         INV 24978, 25488, 27672, 27676, 27678        53000 - Fringe Expense           09/24/01   1110     65,718
THE HARTFORD INSURANCE    INV 10SEP01                                  53000 - Fringe Expense           09/24/01   1120         16
AON CONSULTING            Inv 14SEP01, 3924, 31AUG01, 4036             53000 - Fringe Expense           09/28/01   1141      1,766
DELTA DENTAL              Inv 1SEP01                                   53000 - Fringe Expense           09/28/01   1142      2,945
KEMPER INSURANCE          Inv 22SEP01                                  53000 - Fringe Expense           09/28/01   1146      2,320
Delta Dental              Dental                                       53000 - Fringe Expense           09/14/01   1093        459
ACCOUNTANTS, INC.         CONSULTANT - CECILIA LIRIO                   52100 - Contract Labor           09/19/01   1105      5,940
STAR TEMPS, INC.          INV 52965                                    52100 - Contract Labor           09/24/01   1119      1,890
SIRAROTOGA BLANCARTE      Invoice 174 P/E 09-28-01                     52100 - Contract Labor           09/28/01   1128      2,325
STAR TEMPS, INC.          Inv 53238                                    52100 - Contract Labor           09/28/01   1150      4,662
SIRAROTOGA BLANCARTE      Invoice Contractor                           52100 - Contract Labor           09/14/01   1088      1,200
Star Temps, Inc.          Consultant - Cecilia Lirio                   52100 - Contract Labor           09/14/01   1098        252
SIRAROTOGA BLANCARTE      Invoice Contractor                           52100 - Contract Labor           08/31/01   1055      1,245
HONGBIN SHEN              Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/27/01   1127      3,511
JAY APOIAN                Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1129      1,248
ERIC BURKE                Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1130      1,913
CASSANDRA JONES           Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1131      1,725
JERROLD KOLLMAN           Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1132      4,975
PATTY MIAO                Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1133      1,440
PETER MALONEY             Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1134      5,397
ELIAS NADER               Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1135      3,636
DANIEL SCHARRE            Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1136      8,863
MARK SHUPE                Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1137      1,875
IAN WALTERS               Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1138      3,744
SUPPORT CLEARING HOUSE    Payroll P/E 09-28-01 Support Withholding     51100 - Wages & Salaries         09/28/01   1139        282
SUMMER CANNON             Payroll P/E 09-28-01                         51100 - Wages & Salaries         09/28/01   1158      1,480
CASSANDRA JONES           Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1075      1,725
DANIEL SCHARRE            Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1078      8,863
ELIAS NADER               Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1077      3,636
ERIC BURKE                Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1081      1,484
HONGBIN SHEN              Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1079      3,545
IAN WALTERS               Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1084      3,744
JAY APOIAN                Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1074      1,248
JERROLD KOLLMAN           Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1085      4,975
MARK SHUPE                Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1102      1,875
PATTY MIAO                Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1082      1,440
PETER MALONEY             Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1076      5,397
SUMMER CANNON             Payroll P/E 09-14-01                         51100 - Wages & Salaries         09/14/01   1083      1,330
SUPPORT CLEARING HOUSE    Payroll P/E 09-14-01 Support Clearinghouse   51100 - Wages & Salaries         09/14/01   1087        282
SUPPORT CLEARING HOUSE    SHUPE SUPPORT PAYMENT                        51100 - Wages & Salaries         08/27/01   1039        704
SUPPORT CLEARING HOUSE    SHUPE SUPPORT PAYMENT                        51100 - Wages & Salaries         08/31/01   1058        282
CASSANDRA JONES           Payroll PE 08-31-01                          51100 - Wages & Salaries         08/31/01   1046      1,725
DANIEL SCHARRE            Payroll PE 08-31-01                          51100 - Wages & Salaries         08/31/01   1051      8,863
ELIAS NADER               Payroll PE 08-31-01                          51100 - Wages & Salaries         08/31/01   1050      3,636
ERIC BURKE                Payroll PE 08-31-01                          51100 - Wages & Salaries         08/31/01   1043      1,484
FU-CHIEH CHANG            Payroll PE 08-31-01                          51100 - Wages & Salaries         08/31/01   1045      1,649
HONGBIN SHEN              Payroll PE 08-31-01                          51100 - Wages & Salaries         08/31/01   1052      3,545

------------------------------------------------------------------------------------------------------------------------------------
    PAYEE                       DESCRIPTION                                 CATEGORIZATION                  DATE   CHECK #   AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
IAN WALTERS               Payroll PE 08-31-01                          51100 - Wages & Salaries           08/31/01   1054      3,744
JAY APOIAN                Payroll PE 08-31-01                          51100 - Wages & Salaries           08/31/01   1042      1,248
JERROLD KOLLMAN           Payroll PE 08-31-01                          51100 - Wages & Salaries           08/31/01   1048      4,975
MARK SHUPE                Payroll PE 08-31-01/EXPENSES                 51100 - Wages & Salaries           08/31/01   1053      5,570
PATTY MIAO                Payroll PE 08-17-01                          51100 - Wages & Salaries           08/27/01   1040        628
PATTY MIAO                Payroll PE 08-31-01                          51100 - Wages & Salaries           08/31/01   1049      1,440
PETER MALONEY             Payroll PE 08-31-01                          51100 - Wages & Salaries           08/31/01   1047      5,397
SUMMER CANNON             Payroll PE 08-31-01                          51100 - Wages & Salaries           08/31/01   1044      1,480
                                                                                                                            --------
                                                                                       U.S. Total                           $417,863
                                                                                       ----------
China (Beijing Office)
-------------------------------------------------------------

Telegram Bureau           Chinanet                                     56603 - WAN/Internet               09/24/01   9544         21
Fesco                     visa extension for Jay Apoian                56299 - Misc. Expenses             09/20/01   9540        121
FIRST                     car rent(Sep-2001)                           56299 - Misc. Expenses             09/07/01   9536      1,546
Flower/Ayi                office cleaning,etc.                         56136 - Office Supplies & Support  09/28/01   9549        139
UPS                       postage                                      56136 - Office Supplies & Support  09/13/01   9539         78
Sunshine Plaza            management fee/utilities                     56134 - Rent Expense (Utilities)   09/10/01   9537        174
Landlord                  July's rental for Mr.Zheng's apartment       56134 - Rent Expense               09/24/01   9541      1,304
China Resources Bld.      car parking fee                              56134 - Rent Expense               09/28/01   9590        145
staff                     reimbursement for business expense           56010 - Travel - Air and Misc.     09/25/01   9545      3,110
Xiaonan Zheng             reimbursement for business expense           56010 - Travel - Air and Misc.     09/27/01   9546      1,009
Hong Li                   salary for September                         51100 - Wages & Salaries           09/27/01   9547        365
Hong Li                   severance fee                                51100 - Wages & Salaries           09/28/01   9548        365
Xiaonan Zheng             cash advance                                 51100 - Wages & Salaries           09/07/01   9534      3,625
Jay Apoian                cash advance                                 51100 - Wages & Salaries           09/07/01   9535      3,625
Hong Li                   salary for September                         51100 - Wages & Salaries           09/14/01   9538          6
                                                                                                                            --------
                                                                                       China Total                           $15,632
                                                                                       -----------
                                                                       Total US & CHINA                                     $433,496
                                                                       ----------------


G/L ACCOUNT: 11456                                                                                 ACCOUNT ANALYSIS
ACCOUNT NAME: Corp Debtor In Possession                                                            PREPARED BY: CECILIA S. LIRIO
AS OF:                                                          September-01


                                                       BEG. BAL                 CASH IN           CASH OUT                 END. BAL
BAL per GL                                             329,050.67              168,141.61        (507,658.92)            (10,466.64)

                                                                                                                                -
      To book additional PAYROLL Checks                                                           (43,435.12)            (43,435.12)
      9/19 - Transfer from MASTER (#11515)                                       8,000.00                                  8,000.00
      9/25 - Transfer from MASTER (#11515)                                     300,000.00                                300,000.00
      9/25 - Transfer from CIGNA (#11450)                                       28,510.76                                 28,510.76
      9/27 - International Money Transfer                                        4,201.01                                  4,201.0l
      9/10 - deposited to FUNDSWEEP Acct                                                              (79.79)                (79.79)
      9/12 - deposited to FUNDSWEEP Acct                                                          (55,012.00)            (55,012.00)
      9/13 - deposited to FUNDSWEEP Acct                                                           (4,054.00)             (4,054.00)
      9/14 - deposited to FUNDSWEEP Acct                                                              (34.00)                (34.00)
      9/19 - Wire Out to CHINA                                                                     (8,000.00)             (8,000.00)
      NEED TO BOOK VARIOUS CHECKS                                                                  (2,236.74)             (2,326.74)
      Unreconciled item                                                                                                         -
                                                     -------------------------------------------------------------------------------
ENDING GL ADJ                                          329,050.67              508,853.38        (620,600.57)            217.303.48
                                                     ===============================================================================


PER BANK                                               305,816.35              341,201.16        (330,184.28)            316,833.23
                                                                                                                                -
   AP-Outstanding Checks                                                                          (58,593.23)            (58,593.23)
   PAYROLL-Outstanding Checks                                                                     (40,936.62)            (40,936.62)
                                                                                                                                -
                                                                                                                                -
                                                                                                                                -
                                                     -------------------------------------------------------------------------------
ENDING BANK BALANCE                                    305,816.35              341,201.16        (429,714.13)            217,303.38
                                                     ===============================================================================

                                                        23,234.32              167,652.22        (190,886.44)                  0.10

NO. AMER. DIV. CORP. SERV.-NO. #1233
P.O. BOX 27128               ACCOUNT NUMBER:    1233-9-36178
CONCORD, CA. 94520
                             ACCOUNT TYPE:CORP CHECKING ACCOUNT             IPO

                             LAST STATEMENT 08/31/01
FOR STATEMENT INQUIRIES
CALL 800-262-2726            THIS STATEMENT 09/28/01

PARENT ID: 05569

0928011010-C          ADAPTIVE BROADBAND CORP-DIP                   PAGE 1 OF 5
E 76                  1143 BORREGAS AVE                           ENCLOSURES 76
                      SUNNYVALE     CA 94089




_________________________ STATEMENT CYCLE SUMMARY _____________________________


09/04/01 OPENING LEDGER BALANCE                                    305,816.35
OPENING FLOAT                                   0.00
OPENING COLLECTED BALANCE                 305,816.35

                1 DEPOSIT(S)                                           489.39
                4 WIRE TRANSFER CREDIT(S)                          340,711.77

                        TOTAL CREDIT(S)                            341,201.16

               76 CHECK(S)                                         322,184.28
                1 WIRE TRANSFER DEBIT(S)                             8,000.00

                        TOTAL DEBIT(S)                             330,184.28

09/28/01 CLOSING LEDGER BALANCE                                    316,833.23
TOTAL FLOAT                                   122.00
CLOSING COLLECTED BALANCE                 316,711.23

_______________________________________________________________________________

____________________ DETAILED_TRANSACTIONS_BY_POST_DATE _______________________

09/04 OPENING BALANCE - LEDGER                                   305,816.35
                      - FLOAT                                          0.00
                      - COLLECTED                                305,816.35
_______________________________________________________________________________

POST_DATE________CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION______    ____AMOUNT____

09/04   CHECK           1035    REF# 988505660110238                   23.75 DB
09/04   CHECK           1039    REF# 983905460028161                  704.10 DB
09/04   CHECK           1040    REF# 981100560398244                  627.90 DB
09/04   CHECK           1049    REF# 981100560398246                1,440.10 DB
09/04   CHECK           1062    REF# 982001060442063                3,200.00 DB
09/04   CHECK           13056   REF# 981100560398245                  940.03 DB

09/04   CLOSING BALANCE - LEDGER                                  298,880.47
                        - FLOAT                                         0.00
                        - COLLECTED                               298,880.47
_______________________________________________________________________________

09/05   CHECK           1053    REF# 987005560012635                5,569.69 DB
09/05   CHECK           1064    REF# 058101460194293                  200.00 DB
09/05   CHECK           1065    REF# 982000460156042                  200.00 DB
09/05   CHECK           1066    REF# 982000860294641                  200.00 DB

09/05   CLOSING BALANCE - LEDGER                                  292,710.78
                        - FLOAT                                         0.00
                        - COLLECTED                               292,710.78
_______________________________________________________________________________

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                          ACCOUNT NUMBER: 1233-9-36178
CONCORD, CA.  94520

PHONE NUMBER 800-262-2726

0928011010



                                                                 PAGE 2 OF 5

_____________________DETAILED_TRANSACTIONS_BY_POST_DATE________________________

POST_DATE_______CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION________   ____AMOUNT____


09/06   CHECK           1043    REF# 980501060048852                1,484.02 DB
09/06   CHECK           1044    REF# 980501060052537                1,479.80 DB
09/06   CHECK           1045    REF# 981401360153098                1,649.31 DB
09/06   CHECK           1048    REF# 983906060098660                4,975.47 DB

09/06   CLOSING BALANCE - LEDGER                                  283,122.18
                        - FLOAT                                         0.00
                        - COLLECTED                               283,122.18
_______________________________________________________________________________

09/07   CHECK           1047    REF# 981400660376295                5,396.85 DB
09/07   CHECK           1051    REF# 383301460138380                8,982.63 DB
09/07   CHECK           1055    REF# 983500860012515                1,245.00 DB
09/07   CHECK           1061    REF# 982001260025823                1,450.00 DB

09/07   CLOSING BALANCE - LEDGER                                  266,047.70
                        - FLOAT                                         0.00
                        - COLLECTED                               266,047.70
_______________________________________________________________________________

09/10   CHECK           1054    REF# 981400660148704                3,743.82 DB
09/10   CHECK           1057    REF# 981400660148705                  142.81 DB
09/10   CHECK           1068    REF# 983905160196787                  850.00 DB

09/10   CLOSING BALANCE - LEDGER                                  261,311.07
                        - FLOAT                                         0.00
                        - COLLECTED                               261,311.07
_______________________________________________________________________________

09/11   CHECK           1059    REF# 985005960063667                  894.00 DB

09/11   CLOSING BALANCE - LEDGER                                  260,417.07
                        - FLOAT                                         0.00
                        - COLLECTED                               260,417.07
_______________________________________________________________________________

09/12   CHECK           1058    REF# 983907260094051                  281.64 DB
09/12   CHECK           1067    REF# 987005760231451                6,064.00 DB
09/12   CHECK           1069    REF# 980500660005779                  150.00 DB
09/12   CHECK           1070    REF# 988503760177407                  815.00 DB

09/12   CLOSING BALANCE - LEDGER                                  253,106.43
                        - FLOAT                                         0.00
                        - COLLECTED                               253,106.43
_______________________________________________________________________________

09/13   CHECK           1038    REF# 519000960077062                7,977.00 DB
09/13   CHECK           1060    REF# 519000960077061                  643.00 DB

09/13   CLOSING BALANCE - LEDGER                                  244,486.43
                        - FLOAT                                         0.00
                        - COLLECTED                               244,486.43
_______________________________________________________________________________

09/14   CHECK           1075    REF# 114200460339092                1,725.15 DB

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                        ACCOUNT NUMBER:  1233-9-36178
CONCORD, CA.   94520

PHONE NUMBER 800-262-2726

0928011010


                                                                     PAGE 3 OF 5

______________________DETAILED_TRANSACTIONS_BY_POST_DATE__________________________________

POST_DATE________CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION_____________     _____AMOUNT______

   09/17   CHECK              1042         REF# 981401460210183                1,247.93 DB
   09/17   CHECK              1050         REF# 049400660150214                3,636.49 DB
   09/17   CHECK              1056         REF# 049400660150215                  181.85 DB
   09/17   CHECK              1072         REF# 982002560035095                  669.60 DB
   09/17   CHECK              1076         REF# 982002560033860                5,426.10 DB
   09/17   CHECK              1077         REF# 049400660150213                3,636.49 DB
   09/17   CHECK              1083         REF# 980501060088312                1,329.80 DB
   09/17   CHECK              1088         REF# 983500960154990                1,200.00 DB
   09/17   CHECK              1096         REF# 414907660158671                   96.76 DB
   09/17   CHECK              1098         REF# 982001460028943                3,402.00 DB
   09/17   CHECK              1101         REF# 414907360049958                  334.33 DB

   09/17   CLOSING BALANCE - LEDGER                                          221,599.93
                           - FLOAT                                                 0.00
                           - COLLECTED                                       221,599.93
__________________________________________________________________________________________

   09/18   CHECK              1085         REF# 983906260044862                4,975.47 DB
   09/18   CHECK              1087         REF# 983906260175154                  281.64 DB
   09/18   CHECK              1099         REF# 986806060278884                  154.62 DB

   09/21   CLOSING BALANCE - LEDGER                                          216,188.20
                           - FLOAT                                                 0.00
                           - COLLEDTED                                       216,188.20
__________________________________________________________________________________________

   09/19   WIRE TRANSFER CREDIT            REF# 385290370038810                8,000.00 CR
           MONEY TRANSFER-CALIF TRN: 010919-038810 SENDER
           REF: NO REF SRC: ACCT ADMIN BENF: ADAPTIVE                       FROM #11515 (MASTER)
           BROADBAND CORP-DIP ORIG: ADAPTIVE BROADBAND
   09/19   CHECK              1026         REF# 982500260143922                3,795.00 DB
   09/19   CHECK              1081         REF# 980500660029106                1,484.02 DB
   09/19   CHECK              1086         REF# 981400260163658                  204.87 DB
   09/19   CHECK              1092         REF# 988506760148246                   41.58 DB
   09/19   CHECK              1094         REF# 982500660277382                  850.00 DB
   09/19   CHECK              1104         REF# 986804160199919                  581.49 DB
   09/19   WIRE TRANSFER DEBIT             REF# 385290370038206                8,000.00 DB
           MONEY TRANSFER-CALIF TRN: 010919-038206 SENDER
           REF: NO REF SRC: ACCT ADMIN BENF: ADAPTIVE
           BROADBAND CORP BEIJING OFC ORIG: ADAPTIVE
           BROADBAND CORP-DIP

   09/19   CLOSING BALANCE - LEDGER                                          209,231.24
                           - FLOAT                                                 0.00
                           - COLLECTED                                       209,231.24
__________________________________________________________________________________________

   09/20   CHECK              1078         REF# 383301460107913                9,010.20 DB
   09/20   CHECK              1079         REF# 023501260062124                3,545.15 DB
   09/20   CHECK              1084         REF# 988506760042378                4,100.31 DB
   09/20   CHECK              1091         REF# 519506360098632               10,748.00 DB

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                        ACCOUNT NUMBER:  1233-9-36178
CONCORD, CA.   94520

PHONE NUMBER 800-262-2726

0928011010


                                                                     PAGE 4 OF 5

______________________DETAILED_TRANSACTIONS_BY_POST_DATE__________________________________

POST_DATE________CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION_____________     _____AMOUNT______

   09/20   CHECK              1093         REF# 982000560090627                  459.20 DB
   09/20   CHECK              1102         REF# 987006360220424                2,269.59 DB
   09/20   CHECK              1103         REF# 987006360220423                1,525.57 DB

   09/20   CLOSING BALANCE - LEDGER                                          177,573.22
                           - FLOAT                                                 0.00
                           - COLLECTED                                       177,573.22
__________________________________________________________________________________________

   09/21   CHECK              1071         REF# 049401360209346                  465.80 DB
   09/21   CHECK              1090         REF# 988507160187451                   53.72 DB

   09/21   CLOSING BALANCE - LEDGER                                          177,053.70
                           - FLOAT                                                 0.00
                           - COLLEDTED                                       177,053.70
__________________________________________________________________________________________

   09/24   CHECK              1082         REF# 981100660165915                1,440.10 DB
   09/24   CHECK              1105         REF# 981101060077950                5,940.00 DB
   09/24   CHECK              1106         REF# 981401060151115              100,000.00 DB

   09/24   CLOSING BALANCE - LEDGER                                           69,673.60
                           - FLOAT                                                 0.00
                           - COLLECTED                                        69,673.60
__________________________________________________________________________________________

   09/25   WIRE TRANSFER CREDIT            REF# 385290370044033              300,000.00 CR
           MONEY TRANSFER-CALIF TRN: 010925-044033 SENDER
           REF: NO REF SRC: ACCT ADMIN BENF: ADAPTIVE
           BROADBAND CORP-DIP ORIG: ADAPTIVE BROADBAND                 FROM  #11516 (MASTER)
   09/25   WIRE TRANSFER CREDIT            REF# 385290370044039               28,510.76 CR
           MONEY TRANSFER-CALIF TRN: 010925-044039 SENDER
           REF: NO REF SRC: ACCT ADMIN BENF: ADAPTIVE
           BROADBAND CORP-DIP ORIG: ADAPTIVE BROADBAND                 FROM  #11450 (CIGNA)
   09/25   CHECK              1111         REF# 982500960244678                   59.32 DB
   09/25   CHECK              1125         REF# 982000560098394                  669.60 DB

   09/25   CLOSING BALANCE - LEDGER                                          397,455.44
                           - FLOAT                                                 0.00
                           - COLLECTED                                       397,455.44
__________________________________________________________________________________________

   09/26   CHECK              1097         REF# 988505060037270                  768.73 DB
   09/26   CHECK              1107         REF# 414904160179566                   30.10 DB
   09/26   CHECK              1110         REF# 519506760076060               65,718.00 DB
   09/26   CHECK              1119         REF# 982001060249574                1,890.00 DB

   09/26   CLOSING BALANCE - LEDGER                                          329,048.61
                           - FLOAT                                                 0.00
                           - COLLECTED                                       329,048.61
__________________________________________________________________________________________

   09/27   WIRE TRANSFER CREDIT            REF# 385290370014722                4,201.01 CR
           INTL MONEY TFR-CALIF TRN: 010927-014722 SENDER
           REF: 010927051034 SRC: MTF SFO BENF: BANK OF
           AMERICA ORIG: ACCOUNT CLOSURE
   09/27   CHECK              1108         REF# 987004160245900                1,240.00 DB

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                     ACCOUNT NUMBER:   1233-9-36178
CONCORD, CA.  94520

PHONE NUMBER 800-262-2726

0928011010



                                                                     PAGE 5 OF 5
______________________DETAILED_TRANSACTIONS_BY_POST_DATE________________________

POST_DATE_____CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION________   ______AMOUNT_____

  09/27  CHECK             1114       REF# 986806460508934             581.49 DB
  09/27  CHECK             1123       REF# 982000960383177              64.00 DB
  09/27  CHECK             1124       REF# 986805560230326              54.09 DB

  09/27  CLOSING BALANCE - LEDGER                                  331,310.04
                         - FLOAT                                         0.00
                         - COLLECTED                               331,310.04

________________________________________________________________________________

  09/28  DEPOSIT           ********   REF# 004101060286119             489.39 CR
                 0 DAY FLOAT       367.39
                 1 DAY FLOAT       115.00
                 2 DAY FLOAT         7.00
  09/28  CHECK             1100       REF# 988507260062377           2,125.98 DB
  09/28  CHECK             1113       REF# 982500660207419             850.00 DB
  09/28  CHECK             1116       REF# 902500660233960          10,248.82 DB
  09/28  CHECK             1120       REF# 988506160113415              16.25 DB
  09/28  CHECK             1131       REF# 114201360158152           1,725.15 DB

  09/28  CLOSING BALANCE - LEDGER                                  316.833.23
                         - FLOAT                                       122.00
                         - COLLECTED                               316,711.23

________________________________________________________________________________

G/L ACCOUNT:                                        11515              COLLECTION ACCT         ACCOUNT ANALYSIS
Old acct                                            1011-000
ACCOUNT NAME:                                       Master A/C B of A 1233 -8-10046
AS OF:                                              Sep-01
-----------------------------------------------------------------------------------------------------------------------------------
                                                        BEG. BAL           CASH IN                 CASH OUT                END. BAL
-----------------------------------------------------------------------------------------------------------------------------------
BAL PER GL                                            973,604.04                                                         973,604.04
                                                                                                                                -
9/4  - Deposits from        #8188211959                                   3,122.21                                         3,122.21
9/10 - Deposits from         xxxxxxxxxx                                      79.79                                            79.79
9/12 - Deposits from         xxxxxxxxxx                                  55,012.00                                        55,012.00
9/13 - Deposits from         xxxxxxxxxx                                   4,054.00                                         4,054.00
9/14 - Deposits from         xxxxxxxxxx                                      34.00                                            34.00
9/19 - Deposits from        #1233333385                                 148,325.00                                       148,328.00
9/19 - Wire Out to DIP Account                                                                    (8,000.00)              (8,000.00)
9/25 - Analysis Charge August Billing for PARENT                                                  (3,272.91)              (3,272.90)
9/25 - Wire Out to DIP Account                                                                  (300,000.00)            (300,000.00)
9/27 - Transfer from MERRILL LYNCH                                    9,868,000.00                                     9,868,000.00
UNRECONCILE ITEM                                             -                                                                  -
ADJ BAL PER GL                                        973,604.04     10,078,630.00              (311,272.90)          10,740,961.14
===================================================================================================================================

BAL PER BANK                                                 -       10,389,902.90           (10,389,902.90)                    -
                                                             -                                                                  -
                                                                                                                                -
ENDING BANK BAL                                              -       10,389,902.90           (10,389,902.90)                    -
                                                                                                                                -
NATION FUNDS INVESTMENT                              (973,604.04)   (10,078,630.00)              311,272.90          (10,740,961.14)

                                                             -                                                                  -
ADJ BAL PER BANK                                     (973,604.04)       311,272.90           (10,078,630.00)         (10,740,961.14)
-----------------------------------------------------------------------------------------------------------------------------------

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                     ACCOUNT NUMBER:   1233-8-10046
CONCORD, CA.  94520
                                   ACCOUNT TYPE: CORPORATE CHECKING ACCOUNT  IPO

                                   LAST STATEMENT 08/31/01

FOR STATEMENT INQUIRIES
CALL 900-262-2726                  THIS STATEMENT 09/28/01


0928011010-C     ADAPTIVE BROADBAND                                 PAGE 1 OF 3
E0               ATTN: DIRECTOR OF TREASURY                        ENCLOSURES 0
                 1143 BORREGAS AVE
                 SUNNYVALE            CA 94089


      ____________________STATEMENT CYCLE SUMMARY__________________________

      09/04/01  OPENING LEDGER BALANCE                               0.00

                1 WIRE TRANSFER CREDIT(S)                    9,868,000.00
                6 COLLECTION/DISB TRF CREDIT(S)                210,630.00
                2 MISC CREDIT(S)                               311,272.90

                                        TOTAL CREDITS       10,389,902.90

                1 ELECTRONIC DEBIT(S)                            3,272.90
                2 WIRE TRANSFER DEBIT(S)                       308,000.00
                7 MISC DEBIT(S)                             10,078,630.00

                                        TOTAL DEBITS        10,389,902.90

      09/28/01  CLOSING LEDGER BALANCE                               0.00
      _____________________________________________________________________


______________________DETAILED_TRANSACTIONS_BY_POST_DATE________________________

  09/04  OPENING BALANCE - LEDGER                                        0.00
________________________________________________________________________________

POST_DATE_____CUSTOMER_REFERENCE_OR_ITEM_DESCRIPTION________   ______AMOUNT_____

  09/04  COLLECTION/DISB TRF          REF# 000008188119592           3,122.21 CR
         (L) SAME-CENTER FROM 8188-2-11959
  09/04  FUNDSWEEP PURCHASE           REF# 000000000000086           3,122.21 DB
         FUNDSWEEP PURCHASE

  09/04  CLOSING BALANCE - LEDGER                                        0.00
________________________________________________________________________________

  09/05  CLOSING BALANCE - LEDGER                                        0.00
________________________________________________________________________________

  09/06  CLOSING BALANCE - LEDGER                                        0.00
________________________________________________________________________________

  09/07  CLOSING BALANCE - LEDGER                                        0.00
________________________________________________________________________________

  09/10  COLLECTION/DISB TRF          REF# 000001233257706              79.79 CR
         (C) SAME-CENTER FROM 1233-6-25770
  09/10  FUNDSWEEP PURCHASE           REF# 000000000000079              79.79 DB
         FUNDSWEEP PURCHASE

  09/10  CLOSING BALANCE - LEDGER                                        0.00
________________________________________________________________________________

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                          ACCOUNT NUMBER: 1233-8-10046
CONCORD, CA.    94520

PHONE NUMBER  800-262-2726

0928011010


                                                                    PAGE  2 OF 3
                       DETAILED TRANSACTIONS BY POST DATE
--------------------------------------------------------------------------------
POST DATE       CUSTOMER REFERENCE OR ITEM DESCRIPTION                  AMOUNT
---------       --------------------------------------              ------------
  09/11         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/12         COLLECTION/DISB TRF     REF# 000001233257706        55,012.00 CR
                (C) SAME CENTER FROM 1233-6-25770
  09/12         FUNDSWEEP PURCHASE      REF# 000000000000081        55,012.00 DB
                FUNDSWEEP PURCHASE

  09/12         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/13         COLLECTION/DISB TRF     REF# 000001233257706         4,054.00 CR
                (C) SAME-CENTER FROM 1233-6-25770
  09/13         FUNDSWEEP PURCHASE      REF# 000000000000071         4,054.00 DB
                FUNDSWEEP PURCHASE

  09/13         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/14         COLLECTION/DISB TRF     REF# 000001233257706            34.00 CR
                (C) SAME CENTER FROM 1233-6-25770
  09/14         FUNDSWEEP PURCHASE      REF# 000000000000075            34.00 DB
                FUNDSWEEP PURCHASE

  09/14         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/17         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------

  09/18         COLLECTION/DISB TRF     REF# 000001233333853       148,328.00 CR
                (L) SAME CENTER FROM 1233-6-33385
  09/18         FUNDSWEEP PURCHASE      REF# 000000000000069       148,328.00 DB
                FUNDSWEEP PURCHASE

  09/18         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/19         FUNDSWEEP REDEMPTION    REF# 000000000000084         8,000.00 CR
                FUNDSWEEP REDEMPTION
  09/19         WIRE TRANSFER DEBIT     REF# 385290370038810         8,000.00 DB
                MONEY TRANSFER-CALIF TRN: 010919-038810 SENDER
                REF: NO REF SRC: ACCT ADMIN BENF: ADAPTIVE
                BROADBAND CORP-DIP ORIG: ADAPTIVE BROADBAND         TO DIP ACCT.

  09/19         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/20         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/21         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/24         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------

NO. AMER. DIV. CORP. SERV.-NO #1233
P.O. BOX 27128                          ACCOUNT NUMBER: 1233-8-10046
CONCORD, CA.    94520

PHONE NUMBER  800-262-2726

0928011010


                                                                    PAGE  3 OF 3
                       DETAILED TRANSACTIONS BY POST DATE
--------------------------------------------------------------------------------
POST DATE       CUSTOMER REFERENCE OR ITEM DESCRIPTION                  AMOUNT
---------       --------------------------------------              ------------
  09/25         FUNDSWEEP REDEMPTION    REF# 000000000000090       303,272.90 CR
                FUNDSWEEP REDEMPTION
  09/25         ELECTRONIC DEBIT        REF# 368890000028694         3,272.90 DB
                ANALYSIS CHARGE AUGUST BILLING FOR PARENT
                01129-99999
  09/25         WIRE TRANSFER DEBIT     REF# 385290370044033       300,000.00 DB
                MONEY TRANSFER-CALIF TRN: 010925-044033 SENDER
                REF: NO REF SRC: ACCT ADMIN BENF: ADAPTIVE
                BROADBAND CORP-DIP ORIG: ADAPTIVE BROADBAND        TO DIP ACCT.

  09/25         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/26         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/27         WIRE TRANSFER CREDIT    REF# 385290370015554     9,868,000.00 CR
                MONEY TRANSFER-CALIF TRN: 010927-015554 SENDER
                REF: 010927009345 SRC: FEDWIRE BENF: ADAPTIVE
                BROADBAND ORIG: ADAPTIVE BROADBAND
  09/27         FUNDSWEEP PURCHASE      REF# 000000000000079     9,868,000.00 DB
                FUNDSWEEP PURCHASE

  09/27         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------
  09/28         CLOSING BALANCE - LEDGER                                 0.00
--------------------------------------------------------------------------------


Adaptive Broadband - US Ops        Account Analysis Report      Report Date: 04-OCT-2001 11:34
                                          Entry Item                   Page:       1   of    1
                                  Period:  Sep-01 To Sep-01

                Currency:  USD
           Accounts From:  100.000.00.0000.11515.0000.000.0000
                      To:  100.999.99.9999.11515.9999.999.9999
            Balance Type:  Actual

                  Period:  Sep-01

Source      Category    Batch Name    JE Name   Accounting Flexfield    Description Entry Item          Debits     Credits
------      --------    ----------    -------   --------------------    ----------------------          ------     -------



        Total for Period:  Sep-01

        Beginning Balance:                 973,604.04  DR

           Ending Balance:                 973,604.04  DR


G/L ACCOUNT: 11925                               ACCOUNT ANALYSIS
ACCOUNT NAME: Investments-Merrill Lynch          PREPARED BY: CECILIA S. LIRIO
AS OF:                          September-01


                                                 BEG. BAL      CASH IN       CASH OUT         END. BAL
                                              -------------  ----------    -------------   -------------

BAL per GL                                    19,003,036.93          --                    19,003,036.93
                                                                                                      --
    8/31-Earnings/Dividend                                    29,794.35                        29,794.35
    9/30-Earnings/Dividend                                    52,218.37                        52,218.37
    9/27-Transfer to MASTER Account                                        (9,868,000.00)  (9,868,000.00)
    9/13-From UNION (restricted cash)                        835,173.72                       835,173.72
                                                                                                      --
                                                                                                      --
    Unreconciled Item                                                                                 --
                                              ----------------------------------------------------------
ENDING GL ADJ                                 19,003,036.93  917,186.44    (9,868,000.00)  10,052,223.37
                                              ==========================================================

PER BANK                                      19,003,036.86  917,186.44    (9,868,000.00)  10,052,223.30
                                                                                                      --
                                                                                                      --
                                                                                                      --
                                                                                                      --
                                                                                                      --
                                                                                                      --
                                              ----------------------------------------------------------
ENDING BANK BALANCE                           19,003,036.86  917,186.44    (9,868,000.00)  10,052,223.30
                                              ==========================================================

                           LOOKUP: SHAREOWNER HISTORY

FUNC VH FUND 000318 QUAL 3251209                       SFFX


-- (0000318-00003251209/0) -----------------------------------------------------
TRANS    CONFIRM   TRADE         PRICE     AMOUNT / SHARES    BCH/TOT SH DC C P

     62 09/30/01  09/30/01      1.0000             52,218.37    9999888  00 N
011-000/+/PM DIV REINVEST                      52,218.3700      10,052,223.3000

     61 09/27/01  09/27/01      1.0000          9,868,000.00        998  00 N
024-007/-/AM SAME DAY WIRE REDEMPTION       9,868,000.0000      10,000,004.9300

     60 09/13/01  09/13/01      1.0000            835,173.72       7000  00 N
001-001/+/PM SHARES PURCHASED BY WIRE         835,173.7200      19,868,004.9300

     59 08/31/01  08/31/01      1.0000             29,794.35    9999888  00 N
011-000/+/PM DIV REINVEST                      29,794.3500      19,032,831.2100

     58 08/30/01  08/30/01      1.0000         10,121,694.78       6460  00 N
001-001/+/PM SHARES PURCHASED BY WIRE      10,121,694.7800      19,003,036.8600

     57 07/31/01  07/31/01      1.0000             27,140.94    9999888  00 N
011-000/+/PM DIV REINVEST                      27,140.9400       8,881,342.0800




Adaptive Broadband  - US Ops               Account Analysis Report                      Report Date:  04-OCT-2001  11:32
                                                   Entry Item                                  Page:       1   of      1
                                         Period:   Sep-01 To Sep-01

                Currency:  USD
           Accounts From:  100.000.00.0000.11925.0000.000.0000
                      to:  100.999.99.9999.11925.9999.999.9999
            Balance Type:  Actual

                  Period:  Sep-01

Price   Category        Batch Name  JE Name     Accounting Flexfield     Description     Entry Item            Debits       Credits
-----   --------        ----------  -------     -------------------      -----------     ----------   ---------------  ------------
                                                                                                      ---------------  ------------

        Total for Period:   Sep-01


        Beginning Balance:           19,003,036.93    DR

           Ending Balance:           19,003,036.93    DR



G/L ACCOUNT: 11930                                  ACCOUNT ANALYSIS
ACCOUNT NAME: UBOC LC Restricted Cash              PREPARED BY: CECILIA S. LIRIO
AS OF:                             September-01

                                              BEG. BAL          CASH IN          CASH OUT          END. BAL

BAL per GL                                  2,221,406.26           --               --           2,221,406.26
                                                                                                          --
      9/13-Invested to MERRIL LYNCH                                            (835,173.72)       (835,173.72)
                                                                                                          --
      Accrued Interest                                         3,018.28                              3,018.28
      Accrued Interest (prior)                                 3,803.29                              3,803.29
                                                                                                          --
                                                                                                          --
      Unreconciled item                                                                                   --
                                            -----------------------------------------------------------------
ENDING GL ADJ                               2,221,406.26       6,821.57        (835.173.72)      1,393,054.11
                                            =================================================================


PER BANK                                    2,221,406.26                                         2,221,406.26
                                                                                                          --
      9/13-Invested to MERRIL LYNCH                                            (835,173.72)       (835,173.72)
      Accrued Interest                                         3,018.28                              3,018.28
      Accrued Interest (prior)                                 3,803.29                              3,803.29
                                                                                                          --
                                                                                                          --
                                            -----------------------------------------------------------------
ENDING BANK BALANCE                         2,221,406.26       6,821.57        (835.173.72)      1,393,054.11
                                            =================================================================

                           TCD ACCOUNT  INFORMATION SCREEN


BRN ACCT LOCN  645 6459018252 0000000   SHORT NAME                  ADAPTIVBROAC
ACCT TYPE LARGE        TIME DEPOSIT-E   CURR BALANCE                  1393054.11
RATE TYPE AND CODE              F 679   CURR REDEMPT                  1393054.11
INTEREST RATE                 3.25000   FEE TYPE                EARLY WITHDRAWAL
ANNUAL PERCENTAGE YIELD          3.30   AVAIL INTEREST                       .00
ACCT STATUS                    FROZEN   TERM INTEREST                        .00
IRA STATUS                      T C D   YTD INTEREST                         .00
INTEREST TYPE                       D   ACCRUED INTEREST            3018.2839107
INTEREST DISP  TRANSFER TO 6450148642   WITHHOLDING AMT DUE                  .00
ACCRUAL CODE                        0   PAY CYCLE - DATE            AM
RENEWAL CODE            NON-RENEWABLE   LAST INTEREST DATE            09/10/2001
TERM TYPE AND PERIOD            D 030   LAST MAINT DATE               09/12/2001
OPENING AMOUNT             1393054.11   LAST POSTING DATE             09/10/2001
LAST RENEWAL AMOUNT        1393054.11   OPENING DATE                  09/10/2001
HOLD RELEASE DATE          12/31/2027   LAST RENEWAL DATE             09/10/2001
HOLD $ AMOUNT              1393054.11   MATURITY DATE                 10/10/2001
FRB CODE                         6100   LAST CUSTOMER CONTACT DT      09/10/2001
CAUTION MESSAGES AFS LOAN 8200335125


INF1 TCD 6459018252

--------------------------------------------------------------------------------
        : 010930                              (BALANCE):               22,626.20
--------------------------------------------------------------------------------

                       2001041300
BANK OF CHINA                            (STATEMENT LIST)


BANK OF CHINA
  (ACCOUNT NAME): ADAPTIVE BROADBAND CORPORATION   BEIJING REPRESENTATIVE OFFICE
HEAD OFFICE
 BEIJING CHINA

  (NEW ACCOUNT NO): 00200008093014         (OLD ACCOUNT NO): 81201400021594
--------------------------------------------------------------------------------
                        (CURRENCY):USD       (LAST BALANCE):           28,330.02
--------------------------------------------------------------------------------
   (PARTICULARS)                        (VAL)   (VCH NO)        (DEBIT/CREDIT)
--------------------------------------------------------------------------------
20010905  0000592656__TO __A/C       20010905   1108001401             5,000.00-
20010907  0000592660__TO __A/C       20010907   1108003001            16,000.00-
20010907  0000592661__FOREIGN__      20010907   1804002636             2,000.00-
20010920  TTIR10082241/              20010920   L216011904             7,988.00
20010924  0000592662__TO __A/C       20010924   1108000701             3,000.00-
20010928  0000592663__TO __A/C       20010928   1114000901             3,000.00-






--------------------------------------------------------------------------------
        : 010930                              (BALANCE):          7,318.02
--------------------------------------------------------------------------------

                 2001041300
BANK OF CHINA                  (STATEMENT LIST)

BANK OF CHINA

HEAD OFFICE  (ACCOUNT NAME): ADAPTIVE BROADBAND CORPORATION     BEIJING REPRESENTATIVE OFFICE
BEIJING CHINA
             (NEW ACCOUNT NO): 00200008093001    (OLD ACCOUNT NO): 81200100017837
-------------------------------------------------------------------------------------------
                         (CURRENCY): CNY    (LAST BALANCE): 18,182.01
-------------------------------------------------------------------------------------------
        (PARTICULARS)                   (VAL)            (VCH NO)            (DEBIT/CREDIT)
-------------------------------------------------------------------------------------------
20010903  PHONE -                     20010903          1119002602                  250.32-
20010903  PHONE -                     20010903          1119002717                  221.22-
20010904  PHONE -                     20010904          1119002111                1,554.43-
20010904  PHONE -                     20010904          1119000518                1,531.00-
20010904  PHONE -                     20010904          1119002014                1,096.57-
20010905  0000129530_TO_A/C           20010905          1108003408               10,823.20-
20010905  PHONE -                     20010905          1119002604                  673.17-
20010905  FROM_A/C                    20010905          1108001404               41,322.00
20010907  0000129531_TO_A/C           20010907          1108004010               40,031.54-
20010907  0000129534_CASH             20010907          1804002638               30,000.00-
20010907  0000129535_TO_A/C           20010907          1108004011               30,000.00-
20010907  0000129533_TO_A/C           20010907          1108004008               18,403.54-
20010907  0000129529_CASH             20010907          1804002642                4,997.00-
20010907  0000129527_CASH             20010907          1804002640                4,828.24-
20010907  0000129532_TO_A/C           20010907          1108004009                4,469.53-
20010907  FROM_A/C                    20010907          1108003004              132,230.40-
20010911  0000129536_TO_A/C           20010911          1106002303               12,800.00-
20010912  04                          20010912          1106001210                  429.00-
20010913  0000129537_TO_A/C           20010913          1106001801                1,437.66-
20010914  0000129539_TO_A/C           20010914          1109000401                  648.00-
-------------------------------------------------------------------------------------------
          010930                             (BALANCE):  27,539.99
                                      Converted to USD: $ 3,327.41
-------------------------------------------------------------------------------------------


                 2001041300
BANK OF CHINA                  (STATEMENT LIST)


BANK OF CHINA

HEAD OFFICE  (ACCOUNT NAME): ADAPTIVE BROADBAND CORPORATION     BEIJING REPRESENTATIVE OFFICE
BEIJING CHINA
             (NEW ACCOUNT NO): 00200008093001    (OLD ACCOUNT NO): 81200100017837
-------------------------------------------------------------------------------------------
                         (CURRENCY): CNY    (LAST BALANCE): 27,539.99
-------------------------------------------------------------------------------------------
        (PARTICULARS)                   (VAL)            (VCH NO)            (DEBIT/CREDIT)
-------------------------------------------------------------------------------------------

20010914  04                          20010914          1109001307                   46.00-
20010920  0000129538_TO_A/C           20010920          1115001207                1,000.00-
20010924  T100A0002062/00129540       20010924          N167002401               10,790.00-
20010924  FROM_A/C                    20010924          1108000704               24,792.90
20010925  TELEX                       20010925          1109000501                  171.59-
20010925  TELEX                       20010925          1109000207                    0.08-
20010927  0000129541_CASH             20010927          1803003101               25,743.52-
20010927  0000129544_TO_A/C           20010927          1114002309                8,349.00-
20010927  CASH                        20010927          1803003001                2,120.00-
20010928  0000129547_CASH             20010928          1804000603                3,025.00-
20010928  0000129545_CASH             20010928          1804000605                3,025.00-
20010928  0000129548_CASH             20010928          1804000607                2,120.00-
20010928  0000129546_CASH             20010928          1804000601                1,150.00-
20010928  FROM_A/C                    20010928          1114000904               24,793.50-
20010929  0000129542_TO_A/C           20010929          1115001316                1,200.00-